SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                  FORM 8-K/A-2
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): May 7, 2001
                               (February 8, 2000)



                            Empire Energy Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


            Utah                       1-10077                   87-0401761
 ---------------------------       ---------------          -------------------
(State or other jurisdiction)     (Commission file         (IRS Employer ID No.)
                                       number)


                       7500 College Boulevard, Suite 1215
                            Overland Park, KS 66210
                -------------------------------------------------
               (address of principal executive offices) (zip code)


                                 (913) 469-5615
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.


(a) Financial Statements



Audited financial statements of Omega International, Inc. were previously filed.



(b) Pro forma financial information of Registrant and Omega are filed herewith.


(c) Exhibits


2.04 Previously filed.





SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.

Empire Energy Corporation
(Registrant)


Dated:  May 7, 2001                        By: /s/  Norman L. Peterson
                                               ---------------------------------

                                               Norman L. Peterson, Chairman

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                       AND
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET



Attached are the historical audited financial statements of Omega International, Inc. (Omega) (a development stage company) for the acquisition of Omega by Empire Energy Corporation (Empire) (a development stage company). The unaudited pro forma combined financial information has been prepared utilizing the historical financial statements of Empire. The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of Empire on Form 10-KSB/A and the previously filed historical financial statements of Omega.


The following unaudited pro forma combined statement of operations for the year ended December 31, 1999 and the unaudited pro forma combined balance sheet as of December 31, 1999 give effect to the business combination of Empire and Omega effective February 8, 2000 including the related pro forma adjustments described in the notes thereto. The transaction between Empire and Omega has been accounted for as a purchase. The unaudited pro forma statement of operations includes the business combination as if the transaction occurred as of January 1, 1999. The unaudited pro forma balance sheet has been prepared as if the transaction occurred as of December 31, 1999. The pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transaction become effective on the above-mentioned dates.

The unaudited pro forma combined statement of operations for the year ended December 31, 1999 include the results of operations of Empire and Omega for the year ended December 31, 1999.



EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
=====================================================================================================================

                   ASSETS
                   ------
                                                                                                          Unaudited
                                              Historical December 31, 1999                                Pro Forma
                                             -------------------------------         Pro Forma           December 31,
                                                Empire              Omega            Adjustments            1999
                                             -----------         -----------         -----------         -----------

CURRENT ASSETS
   Cash                                      $    35,756         $    14,887   (a)   $   (26,475)        $    24,168
   Accounts receivable, net                       28,300                --                  --                28,300
   Notes receivable -
     related parties                                --                25,000   (e)       (25,000)               --
                                             -----------         -----------         -----------         -----------
TOTAL CURRENT ASSETS                              64,056              39,887             (51,475)             52,468

PROPERTY AND EQUIPMENT, NET                        7,589               1,370                --                 8,959

OIL AND GAS
   PROPERTIES, NET (not subject to                53,502                --                  --                53,502
      amortization)
OTHER ASSETS AND GOODWILL                          1,000                --     (c)     1,595,218           1,596,218
                                             -----------         -----------         -----------         -----------
TOTAL ASSETS                                 $   126,147         $    41,257         $ 1,543,743          $1,711,147
                                             ===========         ===========         ===========         ===========

                 LIABILITIES
                 -----------

CURRENT LIABILITIES
   Accounts payable and accrued
      expenses                               $    24,035         $      --           $      --           $    24,035
   Notes payable - related parties                52,500                --    (e)        (25,000)             27,500
   Convertible debentures                        342,500                --                  --               342,500
                                             -----------         -----------         -----------         -----------
TOTAL CURRENT LIABILITIES                        419,035                --               (25,000)            394,035
                                             -----------         -----------         -----------         -----------
            STOCKHOLDERS' EQUITY
            --------------------

STOCKHOLDERS' EQUITY
   Common stock                                   11,109               2,325   (a)        (1,765)             11,669
                                                                               (b)          (560)
                                                                               (c)           560
   Additional paid-in-capital                  2,215,651             243,675   (a)       (24,710)          3,825,091
                                                                               (b)      (218,965)
                                                                               (c)     1,609,440
   Previous accumulated deficit               (1,867,999)               --                  --            (1,867,999)

   Deficit accumulated during
      development stage                         (651,649)           (204,743)  (b)       204,743            (651,649)
                                             -----------         -----------         -----------         -----------
TOTAL STOCKHOLDERS' EQUITY                      (292,888)             41,257           1,568,743           1,317,112
                                             -----------         -----------         -----------         -----------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                      $   126,147         $    41,257         $ 1,543,743         $ 1,711,147
                                             ===========         ===========         ===========         ===========

====================================================================================================================

                                     See notes to unaudited pro forma financial information.

                                                            F-2




EMPIRE ENERGY CORPORATION
  (A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
========================================================================================================================

                                                                  For the Year Ended December 31, 1999
                                                ------------------------------------------------------------------------
                                                                                        Pro Forma            Unaudited
                                                   Empire              Omega            Adjustments          Pro Forma
                                                ------------        ------------        -----------         ------------

OIL AND GAS SALES                               $     69,401        $       --          $       --          $     69,401

EXPENSES
   Lease operating                                     1,100                --                  --                 1,100
   Depreciation, depletion, amortization
      and impairment                                  90,802             147,500  (d)        319,044             557,346
   Interest                                           76,750               4,888                --                81,638
   General and administrative                        744,431              46,440                --               790,871
                                                ------------        ------------        ------------        ------------

TOTAL EXPENSES                                       913,083             198,828             319,044           1,430,955
                                                ------------        ------------        ------------        ------------

OPERATING LOSS                                      (843,682)           (198,828)           (319,044)         (1,361,554)

Provision for income taxes                              --                  --                  --                  --
                                                ------------        ------------        ------------        ------------

   Net Loss                                     $   (843,682)       $   (198,828)       $   (319,044)       $ (1,361,554)
                                                ============        ============        ============        ============

Net loss per common share                                                                                   $      (0.12)
                                                                                                            ============

Weighted Average Shares Outstanding                                                                           11,442,785
                                                                                                            ============

========================================================================================================================

                                     See notes to unaudited pro forma financial information.

                                                              F-3

           Notes to Unaudited Pro Forma Combined Financial Statements

Acquisition of Omega International, Inc.

On February 8, 2000, Empire acquired Omega. Empire issued 560,000 shares of common stock for Omega's 560,000 outstanding shares of common stock. Prior to the acquisition, Omega was required to repurchase 1,765,000 shares of its common stock for $.015 per share in order to reduce its number of outstanding shares to 560,000. The acquisition will be accounted for as a purchase.

The fair value of the common stock issued by Empire was determined to be $1,610,000 based on the closing price of $2.875 per share on the date of the acquisition. Fair values of the operating assets were determined to be similar to their book values. The excess of the fair value of the common stock issued over the net fair value of the assets acquired was recorded as goodwill and will be amortized over five years.

Subsequent to completing this acquisition, management was required to reevaluate the goodwill recorded in the transaction due to changes in the political environment in the foreign countries where Omega operated. As a result of this reevaluation, the goodwill was determined to be impaired and the unamortized balance was charged to operations. This charge is not included in the pro forma condensed income statement because the impairment of the goodwill is a non-recurring charge that is unrelated to the purchase acquisition and is not reflective of expected future operations.

The unaudited pro forma adjustments are as follows:

     a. To record the repurchase and cancellation of 1,765,000 shares of Omega common stock at $.015 per share prior to the acquisition. Omega was required to have a maximum of 560,000 shares of common stock outstanding at the time of the merger. The remaining 560,000 shares were exchanged for 560,000 Empire shares.

     b. To eliminate the remaining equity of Omega upon the purchase by Empire.

     c.   To record the issuance of common stock to effect the purchase of
          Omega:

                  Net assets acquired at fair value:
                     Current assets                                   $   13,412
                     Property and equipment                                1,370
                     Goodwill                                          1,595,218
                                                                      ----------

                                                                      $1,610,000
                                                                      ==========

                  Consideration comprised of 560,000 common
                     shares of Empire at $2.875                       $1,610,000
                                                                      ==========

     d. To record and charge against operations the amortizaation of the excess of fair value of the common stock issued over the fair value of the net assets acquired (goodwill) using a five year expected life.

     e.   To eliminate intercompany notes.

Earnings per share:

The following is a reconciliation of historical to pro forma weighted average shares outstanding:

                                                                  Year Ended
                                                               December 31, 1999
                                                               -----------------

      Historical                                                   10,882,785

      Shares issued to acquire Omega
      (assumed to be January 1, 1999)                                 560,000
                                                                   ----------

      Pro forma                                                    11,442,785
                                                                   ==========

Basic earnings per share of common stock was computed by dividing loss applicable to common stockholders, by the weighted average number of common shares outstanding for the year. Diluted loss per share is not presented because all potential common shares are anti-dilutive.




                                      F-5